EXHIBIT 32.1

CERTIFICATION

PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying quarterly report on Form 10-Q of Scoop Media, Inc. for the quarter ending November 30, 2012, I, Awais Khan, President, Chief Executive Officer and Chief Financial Officer of Scoop Media, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.	Such quarterly report of Form 10-Q for the quarter ending November 30, 2012, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in such quarterly report of Form 10-Q for the quarter ending November 30, 2012, fairly represents in all material respects, the financial condition and results of operations of Scoop Media, Inc.

Date: January 16, 2013

SCOOP MEDIA, INC.

/s/ Awais Khan
Awais Khan President, Chief Executive Officer, Chief Financial Officer, Secretary, and Treasurer (Principal Executive Officer and Principal Financial Officer)